CONDENSED FINANCIAL INFORMATION OF THE PARENT COMPANY (Details 2) In Thousands, unless otherwise specified	12 Months Ended
	Sep. 30, 2014 USD ($)	Sep. 30, 2014 CNY	Sep. 30, 2013 CNY	Sep. 30, 2012 CNY	Sep. 30, 2014 Parent Company [Member] USD ($)	Sep. 30, 2014 Parent Company [Member] CNY	Sep. 30, 2013 Parent Company [Member] CNY	Sep. 30, 2012 Parent Company [Member] CNY
Net cash used in operating activities	$ (13,921)	(85,639)	(146,109)	82,713	$ (534)	(3,288)	(1,666)	(2,137)
Net cash provided by (used in) financing activities	64	394	191,687	83,400	(74)	(452)	7,907	3,327
Net increase (decrease) in cash and cash equivalents	(13,947)	(85,806)	(22,701)	22,730	(608)	(3,740)	6,241	1,190
Cash and cash equivalents, beginning of year	21,451	131,978	152,789	129,942	704	4,332	1,991	1,099
Effect of exchange rate changes on cash and cash equivalents	16	96	1,890	117	13	79	(3,900)	(298)
Cash and cash equivalents, end of year	$ 7,520	46,268	131,978	152,789	$ 109	671	4,332	1,991